UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

EPL Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1021 Main Street, Suite 2626, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 351-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 2, 2015, in connection with preparing its annual report on Form 10-K for the year ended June 30, 2015 (the “2015 Form 10-K”), management of EPL Oil & Gas, Inc. (the “Company”) and its Board of Directors (the “Board”) determined that the formal documentation it had prepared to support its designations of certain derivative financial instruments as cash flow hedges in connection with the Company’s crude oil and natural gas hedging program did not meet the technical requirements to qualify for cash flow hedge accounting treatment in accordance with ASC Topic 815, Derivatives and Hedging.  The primary reason for this determination was that the formal hedge documentation lacked specificity of the hedged items and, therefore, the designations failed to meet hedge documentation requirements for cash flow hedge accounting treatment.  Consequently, unrealized gains or losses resulting from those derivative financial instruments should have been recorded in the Company’s consolidated statements of operations as a component of earnings.  Under the cash flow accounting treatment previously applied by the Company subsequent to its merger with Energy XXI Ltd, unrealized gains or losses resulting from changes in the fair value of its derivative financial instruments were recorded, net of the related tax impact, in accumulated other comprehensive income or loss, until the production month when the associated hedge contracts were settled at which time gains or losses associated with the settled contracts were reclassified to revenues.

The Board has concluded that the Company’s previously issued consolidated financial statements for the period from June 4, 2014 through June 30, 2014, and for the quarters ended September 30, 2014, December 31, 2014, and March 31, 2015 should no longer be relied upon, and determined that those financial statements will be restated. This restatement primarily reflects the recognition of gains and losses on derivative financial instruments previously included in accumulated other comprehensive income (loss) to gain (loss) on derivative financial instruments included in earnings and the reclassification of amounts associated with settled contracts previously included in oil and gas sales revenues to gain (loss) on derivative financial instruments as a result of not qualifying for cash flow hedge accounting treatment as described above. The restatement also reflects resulting adjustments to net oil and gas natural gas properties, impairment of oil and natural gas properties and depreciation, depletion and amortization due to the previous inclusion of the value of the cash flow hedges in our full cost ceiling test, which is only permitted if the derivative instruments qualify for cash flow hedge accounting; and adjustments to deferred income taxes and income tax expense (benefit). While these non-cash adjustments impact revenues and net income (loss) for each period, as well as total stockholders’ equity, these adjustments do not impact the economics of the hedge transactions or net cash flows from operating, investing or financing activities, nor do they affect the Company’s liquidity or Adjusted earnings before interest, depreciation, taxes and amortization (EBITDA) for each such period. The restatement will not have any impact on any of the Company’s financial covenants under its revolving credit facility or its senior note indenture. The primary financial statement items impacted by this restatement for the period from June 4, 2014 through June 30, 2014 and as of June 30, 2014 and for and as of the quarters ended September 30, 2014, December 31, 2014 and March 31, 2015 are as follows:

EPL Oil & Gas, Inc.
Restatement of Historical Statement of Operations Data
(In thousands)
(Unaudited)

	For the Period	For the Quarter Ended
	from June 4,
	2014 through June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Revenue – Oil and natural gas:
As previously reported	$59,811	$173,720	$156,070	$87,253
Adjustments to revenue – oil and natural gas	1,460	(1,839)	(23,237)	(1,830)
As restated	61,271	171,881	132,833	85,423

(Loss) gain on derivative financial instruments:
As previously reported	—	(30)	(26)	(579)
Adjustments to (loss) gain on derivative financial instruments	(11,079)	21,886	22,288	(1,634)
As restated	(11,079)	21,856	22,262	(2,213)

Total Revenue:
As previously reported	60,143	174,109	156,613	87,253
Adjustments to total revenue	(9,619)	20,018	(975)	(4,043)
As restated	50,524	194,127	155,638	83,210

Net Income (Loss):
As previously reported	6,637	(319,371)	(449,478)	(310,517)
Adjustments to net income (loss)	(6,264)	13,015	(5,134)	14,884
As restated	373	(306,356)	(454,612)	(295,633)

EPL Oil & Gas, Inc.
Restatement of Historical Balance Sheet Data
(In thousands)
(Unaudited)

	As Of
	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Oil and natural gas properties:
As previously reported	$3,205,187	$3,262,727	$2,554,922	$2,053,534
Adjustments to oil and natural gas properties	—	—	(7,443)	19,388
As restated	3,205,187	3,262,727	2,547,479	2,072,922

Total Assets:
As previously reported	3,669,830	3,377,657	2,658,175	2,140,514
Adjustments to total assets	—	—	(7,443)	19,388
As restated	3,669,830	3,377,657	2,650,732	2,159,902

Accumulated earnings (deficit):
As previously reported	6,637	(312,734)	(762,212)	(1,072,729)
Adjustments to accumulated earnings (deficit)	(6,264)	6,751	1,617	16,501
As restated	373	(305,983)	(760,595)	(1,056,228)

Accumulated other comprehensive (loss) income:
As previously reported	(6,252)	6,779	5,972	3,790
Adjustments to accumulated other comprehensive (loss) income	6,252	(6,779)	(5,972)	(3,790)
As restated	—	—	—	—

Total Stockholders’ Equity:
As previously reported	1,599,726	1,293,386	843,101	530,402
Adjustments to total stockholders’ equity	(12)	(28)	(4,355)	12,711
As restated	1,599,714	1,293,358	838,746	543,113

The matters disclosed in this Current Report on Form 8-K have been discussed by the Board and management with representatives of BDO USA, LLP, the registered independent public accounting firm that reviewed the financial statements for the three months ended December 31, 2014 and March 31, 2015 to be restated and UHY LLP, the registered independent public accounting firm that audited or reviewed the remainder of the financial statements to be restated. In addition, the Company discontinued the use of cash flow hedge accounting on all of its outstanding derivative contracts. The Company is assessing the impact of these errors on the effectiveness of their internal controls over financial reporting.

The Company intends to file with its 2015 Form 10-K (1) a restated balance sheet as of June 30, 2014, (2) restated audited consolidated statements of operations, consolidated statements of cash flows, and consolidated statements of stockholders’ equity (deficit) for the period from June 4, 2014 to June 30, 2014, (3) restated quarterly financial information for the quarters ended September 30, 2014, December 31, 2014 and March 31, 2015, and (4) restated selected financial data for the period ended June 30, 2014, and does not plan to amend previously filed reports in connection with the restatement.  The Company intends to file a Notification of Late Filing on Form 12b-25 in order to obtain an additional fifteen calendar days to file the 2015 Form 10-K, but there can be no assurance that the 2015 Form 10-K will be filed within the fifteen calendar-day period. The Company plans to postpone its 2015 fourth quarter and 2015 fiscal year earnings release conference call. The Company will provide a public update on the timing of the call as soon as practicable.

Cautionary Note to Investors Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among other things, the statement that the Company expects to file its 2015 Form 10-K within fifteen calendar days following its 12b-25 filing and the Company’s estimates of the impact the loss of hedge accounting treatment on certain of its derivatives will have on the financial statements described above. There can be no assurance that the Company will be able to file its 2015 Form 10-K within that time period or that such estimates will not change. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Company's actual results include unanticipated delays in the conclusion of the Company’s 2015 integrated audit and the effects of other various risk factors and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K. Such forward-looking statements are made only as of the date of this Form 8-K, and the Company does not undertake any obligation to update any forward-looking statement to reflect subsequent events or circumstances except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPL Oil & Gas, Inc.

	By:	/s/ Rick D. Fox
Rick D. Fox
September 9, 2015		Chief Financial Officer